POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, American Century Strategic Asset Allocations, Inc., hereinafter called the "Corporation", and certain directors and officers of the Corporation, do hereby constitute and appoint William M. Lyons, David C. Tucker, Charles A. Etherington, David H. Reinmiller, and Charles C.S. Park, Janet A. Nash, Brian L. Brogan and Otis H. Cowan, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders, or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation in its behalf and to affix its corporate seal, and to sign the names of each of such directors and officers in their capacities as indicated, to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Corporation has caused this Power to be executed by its duly authorized officers on this the 18th day of November, 2000.

                              AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                              By:/*/WILLIAM M. LYONS
                                 ------------------------------------------
                                WILLIAM M. LYONS, President and
                                Principal Executive Officer

                               SIGNATURE AND TITLE

/*/WILLIAM M. LYONS                                  /*/ROBERT W. DOERING, M.D.
WILLIAM M. LYONS                                     ROBERT W. DOERING, M.D.
President and Principal Executive Officer            Director

/*/ROBERT T. JACKSON                                 /*/ANDREA C. HALL, PH.D.
ROBERT T. JACKSON                                    ANDREA C. HALL, PH.D.
Executive Vice President and                         Director
Principal Financial Officer

/*/MARYANNE ROEPKE                                   /*/D.D. ("DEL") HOCK
MARYANNE ROEPKE                                      D.D. ("DEL") HOCK
Senior Vice President, Treasurer and                 Director
Principal Accounting Officer

/*/JAMES E. STOWERS, JR.                             /*/DONALD H. PRATT
JAMES E. STOWERS, JR.                                DONALD H. PRATT
Director                                             Director

/*/JAMES E. STOWERS III                              /*/GALE E. SAYERS
JAMES E. STOWERS III                                 GALE E. SAYERS
Director                                             Director

/*/THOMAS A. BROWN                                   /*/M. JEANNINE STRANDJORD
THOMAS A. BROWN                                      M. JEANNINE STRANDJORD
Director                                             Director

Attest:

By:/*/Paul Carrigan Jr.
   --------------------------------------------------
   Paul Carrigan Jr., Secretary